Principal Exchange-Traded Funds

Supplement dated March 18, 2016
to the Statutory Prospectus dated November 1, 2015

This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

FUND SUMMARY FOR PRINCIPAL EDGE ACTIVE INCOME ETF

In the Management section, under the Sub-Advisors and Portfolio Managers heading for Principal Global Investors, LLC, delete references to Barbara A. McKenzie and add the following to the alphabetical list of portfolio managers:

•	Daniela Spassova (since 2016), Portfolio Manager

MANAGEMENT OF THE FUND

The Sub-Advisors

In the Sub-Advisor: Principal Global Investors, LLC (“PGI”) section, delete references to Barbara A. McKenzie and add the following to the alphabetical list of portfolio managers:

Daniela Spassova has been with PGI since 1999. She earned an M.B.A. from the University of Iowa and a Master of Arts from Sofia University. She has earned the right to use the Chartered Financial Analyst designation.